                                                                    EXHIBIT 10.1

                                      BB&T
                                 LOAN AGREEMENT

                                  9660812870-01
                  --------------------------------------------
                                 Account Number

This Loan Agreement (the  "Agreement") is made this ____ day of September,  2005 by and  between  BRANCH  BANKING AND TRUST  COMPANY,  a North  Carolina  banking corporation ("Bank"), and:

Lynch Systems, Inc., a South Dakota corporation  ("Borrower"),  having its chief executive office at Bainbridge, Georgia.

Lynch Corporation as "Guarantor".

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement,  the following  loan(s)  (hereinafter  referred to, singularly or collectively, if more than one, as "Loan"):

LINE OF CREDIT ("Line of Credit") in the maximum  principal amount not to exceed
$3,500,000 at any one time  outstanding  for the purpose of  pre-export  working capital which shall be evidenced by the Borrower's  Promissory  Note dated on or after the date hereof which shall mature twelve months from note date,  when the entire unpaid  principal  balance then outstanding plus accrued interest thereon shall be paid in full.  Prior to  maturity  or the  occurrence  of any  Event of
Default hereunder and subject to any Borrowing Base limitations,  as applicable, the Borrower may borrow,  repay,  and reborrow  under the Line of Credit through maturity.  The Line of Credit  shall bear  interest at the rate set forth in any such Note  evidencing  all or any  portion of the Line of  Credit,  the terms of which are incorporated herein by reference.

Additional  terms,  conditions  and covenants of this Agreement are described in
Schedule  DD,  or other  schedule  attached  hereto,  the  terms  of  which  are incorporated  herein by reference.  The promissory  note  evidencing the Line of
Credit is  referred to herein as the "Note" and shall  include  all  extensions, renewals,  modifications and substitutions  thereof. The Line of Credit shall be secured by the collateral described in the security documents described below.

SECTION 1 CONDITIONS PRECEDENT

The Bank shall not be obligated to make any  disbursement of loan proceeds until all  of the  following  conditions  have  been  satisfied  by  proper  evidence, execution,  and/or  delivery to the Bank of the  following  items in addition to this  Agreement,  all in form  and  substance  satisfactory  to the Bank and the
Bank's counsel in their sole discretion:

NOTE:  The Note evidencing the Loans duly executed by the Borrower.
SECURITY AGREEMENT(S):  Security  Agreement(s)  in which  Borrower and any other owner (a "Debtor") of personal property  collateral shall grant to Bank a first priority security  interest in the personal property  specified therein.  (If  Bank  has  or  will  have  a  security  interest  in any collateral  which is  inferior  to the  security  interest  of  another creditor,  Borrower  must  fully  disclose  to Bank  any and all  prior security  interests,  and  Bank  must  specifically  approve  any  such security interest which will continue during the Loan.)
CONTROL  AGREEMENT:   A  Control  Agreement   pertaining  to  Deposit  Accounts,
         Letter-of-Credit Rights and/or Electronic Chattel Paper, as required in connection with the Security Agreement(s).
UCC FINANCING  STATEMENTS:  Acknowledged copies of UCC Financing Statements duly
         filed  in  Borrower's   or  other   owner's  state  of   incorporation,
         organization or residence,  and in all jurisdictions  necessary,  or in the opinion of the Bank  desirable,  to perfect the security  interests
         granted  in  the  Security   Agreement(s),   and  certified  copies  of
         Information  Requests  identifying all previous financing statements on record  for the  Borrower  or  other  owner,  as  appropriate  from all jurisdictions  indicating that no security interest has previously been
         granted  in  any  of  the   collateral   described   in  the   Security
         Agreement(s), unless prior approval has been given by the Bank.
AUTHORIZATION AND CERTIFICATE: An Authorization and Certificate executed by each
         Debtor under which such Debtor  authorizes Bank to file a UCC Financing
         Statement describing collateral owned by such Debtor.
COMMITMENT FEE: A commitment  fee (or balance  thereof) of $8,750 payable to the
         Bank on the date of execution of the Loan Documents.
CORPORATE RESOLUTION:  A  Corporate  Resolution  duly  adopted  by the  Board of
         Directors of the Borrower  authorizing  the  execution,  delivery,  and performance  of  the  Loan  Documents  on or in a form  provided  by or acceptable to Bank.
ARTICLES OF INCORPORATION: A copy of the Articles of Incorporation and all other charter documents of the Borrower,  all filed with and certified by the
         Secretary of State of the State of the Borrower's incorporation.
BY-LAWS:  A copy of the By-Laws of the  Borrower,  certified by the Secretary of the Borrower as to their completeness and accuracy.
CERTIFICATE  OF  INCUMBENCY:  A  certificate  of the  Secretary  of the Borrower certifying  the  names  and  true  signatures  of the  officers  of the
         Borrower authorized to sign the Loan Documents.
CERTIFICATE OF EXISTENCE:  A  certification  of the Secretary of State (or other government  authority) of the State of the Borrower's  Incorporation or
         Organization  as to the  existence or good standing of the Borrower and its charter documents on file.
OPINION OF COUNSEL:  An opinion of counsel for the Borrower  satisfactory to the
        Bank and the Bank's counsel.
GUARANTY:  Guaranty Agreement(s) duly executed by the Guarantor(s).
ADDITIONAL  DOCUMENTS:  Receipt  by the Bank of other  approvals,  opinions,  or documents as the Bank may reasonably request.

SECTION 2 REPRESENTATIONS AND WARRANTIES

The Borrower and Guarantor(s) represent and warrant to Bank that:
         2.01. FINANCIAL  STATEMENTS.  The balance sheet of the Borrower and its subsidiaries, if any, and the related Statements of Income and Retained
         Earnings  of  the  Borrower  and  its  subsidiaries,  the  accompanying footnotes together with the accountant's opinion thereon, and all other financial  information  previously  furnished to the Bank, are true and correct and fairly reflect the financial  condition of the Borrower and its  subsidiaries  as of the dates  thereof,  including all  contingent liabilities of every type, and the financial  condition of the Borrower and its  subsidiaries as stated therein has not changed  materially and adversely since the date thereof. Each Guarantor further represents and warrants that all financial  statements  provided by such  Guarantor to
         Bank  concerning  such  Guarantor's  financial  condition  are true and correct and fairly represent such Guarantor's financial condition as of the dates thereof.
         2.02. NAME,  CAPACITY AND STANDING.  The Borrower's exact legal name is correctly  stated in the initial  paragraph of the Agreement.  Borrower and/or any  Guarantor  each  warrants  and  represents  that it is duly organized and validly  existing under the laws of its respective  state of incorporation or organization;  that it and/or its subsidiaries,  if any, are duly  qualified  and in good  standing in every other state in which the nature of their  business  shall require such  qualification, except for any such state in which the failure to be so qualified would not reasonably be anticipated to result in a material adverse effect on such  corporation,  its  property or  financial  condition (a "Material
         Adverse  Effect"),  and are each  duly  authorized  by  their  board of directors,  to enter into and  perform the  obligations  under the Loan
         Documents.
         2.03.  NO  VIOLATION  OF OTHER  AGREEMENTS.  The  execution of the Loan
         Documents, and the performance by the Borrower, by any and all pledgors
         (whether the Borrower or other owners of collateral  property  securing
         payment  of  the  Loan  (hereinafter   sometimes  referred  to  as  the
         "Pledgor"))  or by the  Guarantor(s)  thereunder  will not  violate any provision,  as applicable,  of its articles of incorporation,  by-laws,
         articles   of   organization,   operating   agreement,   agreement   of
         partnership,  limited partnership or limited liability partnership,  or of any law,  other  agreement,  indenture,  note,  or other  instrument

                                       -1-

                                      BB&T
                                 LOAN AGREEMENT

         binding upon the Borrower,  Pledgor or Guarantor(s),  or give cause for the  acceleration of any of the respective  obligations of the Borrower or Guarantor(s).
         2.04. AUTHORITY. All authority from and approval by any federal, state, or local  governmental  body,  commission  or agency  necessary  to the making,  validity,  or  enforceability  of this Agreement and the other
         Loan Documents has been obtained.
         2.05.  ASSET  OWNERSHIP.  The Borrower and each Guarantor have good and marketable  title to all of the properties and assets  reflected on the balance sheets and financial  statements furnished to the Bank, and all such  properties  and assets are free and clear of mortgages,  deeds of trust,  pledges,  liens, and all other encumbrances except as otherwise disclosed by such financial statements.  In addition,  each other owner of collateral has good and marketable  title to such  collateral,  free and clear of any liens, security interests and encumbrances,  except as otherwise disclosed to Bank.
         2.06.  DISCHARGE OF LIENS AND TAXES. The Borrower and its subsidiaries, if any, and each  Guarantor  have filed,  paid,  and/or  discharged all taxes  or  other  claims  which  may  become  a lien  on  any of  their respective  properties  or assets,  excepting  to the extent  that such items are being appropriately  contested in good faith and for which an adequate  reserve  (in an amount  acceptable  to Bank) for the  payment thereof is being maintained.
         2.07. REGULATION U. None of the Loan proceeds shall be used directly or indirectly  for the purpose of  purchasing or carrying any margin stock in  violation  of  the  provisions  of  Regulation  U of the  Board  of
         Governors of the Federal Reserve System.
         2.08.  ERISA.  Each  employee  benefit plan, as defined by the Employee
         Retirement   Income  Security  Act  of  1974,  as  amended   ("ERISA"),
         maintained  by the  Borrower or by any  subsidiary  of the  Borrower or
         Guarantor(s)  meets,  as  of  the  date  hereof,  the  minimum  funding standards of Section 302 of ERISA, all applicable requirements of ERISA and  of  the  Internal  Revenue  Code  of  1986,  as  amended,  and  no
         "Reportable  Event" nor "Prohibited  Transaction" (as defined by ERISA)
         has occurred with respect to any such plan.
         2.09. LITIGATION.  Except as disclosed in filings by Guarantor with the
         Securities and Exchange Commission,  there is no claim, action, suit or proceeding  pending,  threatened or reasonably  anticipated  before any court, commission,  administrative agency, whether State or Federal, or arbitration  which  will  materially  adversely  affect  the  financial condition,  operations,  properties, or business of the Borrower or its subsidiaries,  if  any,  or the  Guarantor(s),  or the  ability  of the
         Borrower or the  Guarantor(s)  to perform their  obligations  under the
         Loan Documents.
         2.10.  OTHER  AGREEMENTS.  The  representations  and warranties made by
         Borrower  to Bank in the other Loan  Documents  are true and correct in all respects on the date hereof.
         2.11. BINDING AND ENFORCEABLE. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantors respectively,  the  execution  of such  Loan  Documents  has been  duly authorized by the parties  thereto,  and are  enforceable in accordance with their terms,  except as may be limited by bankruptcy,  insolvency, moratorium, or similar laws affecting creditors' rights generally.
         2.12. COMMERCIAL PURPOSE. The Loan(s) are not "consumer  transactions", as defined in the  Georgia  Uniform  Commercial  Code,  and none of the collateral  was or will be purchased or held  primarily  for  personal, family or household purposes.

SECTION 3 AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment in full of all  indebtedness and performance of all obligations owed under the Loan
Documents, Borrower shall:
         3.01. MAINTAIN  EXISTENCE  AND  CURRENT  LEGAL  FORM OF  BUSINESS.  (a)
         Maintain  its   existence  and  good  standing  in  the  state  of  its
         incorporation or  organization,  (b) maintain its current legal form of business  indicated above, and, (c), as applicable,  qualify and remain qualified  as  a  foreign  corporation,  general  partnership,  limited partnership, limited liability partnership or limited liability company in each  jurisdiction  in which the  failure to be so  qualified  would reasonably be  anticipated  to have a Material  Adverse  Effect.
         3.02.  MAINTAIN RECORDS.  Keep adequate records and books of account, in
         which   complete   entries  will  be  made  in  accordance   with  GAAP
         consistently  applied,  reflecting  all financial  transactions  of the
         Borrower.
         3.03. MAINTAIN  PROPERTIES.  Maintain,  keep,  and  preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the  conduct of its  business  in good  working  order and condition, ordinary wear and tear excepted.
         3.04. CONDUCT OF BUSINESS. Continue to engage in an efficient, prudent, and  economical  manner in a business of the same  general  type as now conducted.
         3.05. MAINTAIN INSURANCE. Maintain insurance with financially sound and reputable  insurance  companies  or  associations  in such  amounts and covering such risks as are usually carried by companies  engaged in the same or a similar  business,  and  business  interruption  insurance if
         required  by  Bank,   which   insurance  may  provide  for   reasonable
         deductible(s). The Bank shall be named as loss payee (Long Form) on all policies which apply to the Bank's  collateral,  and the Borrower shall deliver  certificates of insurance at closing evidencing same. All such insurance  policies shall provide,  and the  certificates  shall state, that no policy will be terminated  without 20 days prior written notice to Bank.
         3.06. COMPLY  WITH LAWS.  Comply in all  respects  with all  applicable laws, rules,  regulations,  and orders including,  without  limitation,
         paying  before  the   delinquency  of  all  taxes,   assessments,   and
         governmental  charges  imposed  upon it or upon its  property,  and all
         Environmental Laws.
         3.07. RIGHT OF INSPECTION. Permit the officers and authorized agents of the  Bank,  at  any  reasonable  time  or  times  in  the  Bank's  sole discretion,  to examine  and make  copies of the  records  and books of account of, to visit the  properties  of the  Borrower,  and to discuss such  matters  with  any  officers,  directors,  managers,  members  or partners,  limited  or  general  of the  Borrower,  and the  Borrower's independent accountant as the Bank deems necessary and proper.
         3.08. REPORTING  REQUIREMENTS. Furnish to the Bank:
               MONTHLY FINANCIAL  STATEMENTS:  As soon as available and not more than  thirty  (30)  days  after  the end of each  month,  balance sheets,  statements of income,  cash flow, and retained  earnings for the period ended and a statement of changes in the  financial
               position,   all  in  reasonable   detail,  and  all  prepared  in
               accordance with GAAP  consistently  applied and certified as true and  correct  by an  officer,  general  partner  or  manager  (or member(s)) of the Borrower, as appropriate.
               ANNUAL  FINANCIAL  STATEMENTS:  As soon as available and not more than one hundred  twenty  (120) days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the  financial
               position,   all  in  reasonable   detail,  and  all  prepared  in
               accordance  with  GAAP   consistently   applied.   The  financial
               statements must be of the following quality or better: Audited.
               LOAN BASE REPORT: On or before the 20th day of each month, a Loan
               Base Report in a form acceptable to Bank signed by the President,
               chief   financial   officer,   general  partner  or  manager  (or
               member(s)) of the Borrower, as appropriate.
               NOTICE OF LITIGATION: Promptly after the receipt by the Borrower, or by any Guarantor of which Borrower has knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial  condition, properties,  or  operations  of the  Borrower  or  Guarantor,  as appropriate.
               NOTICE OF DEFAULT:  Promptly upon discovery or knowledge thereof, notice  of the  existence  of any  event of  default  under  this
               Agreement or any other Loan Documents.
               OTHER  INFORMATION:  Such other  information as the Bank may from time to time reasonably request.
         3.09. DEPOSIT  ACCOUNTS.  Maintain  substantially  all  of  its  demand deposit/operating  accounts  with  the  Bank.

                                       -2-

                                      BB&T
                                 LOAN AGREEMENT

         3.10. AFFIRMATIVE COVENANTS FROM OTHER LOAN DOCUMENTS.  All affirmative covenants  contained in any Security  Deed,  Security  Agreement,
               Assignment  of  Leases  and  Rents,  or other  security  document executed  by the  Borrower  which are  described  in  paragraph 2 hereof are hereby incorporated by reference herein.

SECTION 4 GUARANTOR(S) COVENANTS

Each Guarantor  covenants and agrees that from the date hereof and until payment in full of all  indebtedness  and performance of all obligations  owed under the
Loan Documents, Guarantor shall:
         4.01. MAINTAIN  EXISTENCE  AND  CURRENT  LEGAL  FORM  OF  BUSINESS.  If
               Guarantor is a  corporation,  partnership,  limited  partnership, limited liability  partnership or limited liability company,  (a)
               maintain  its  existence  and good  standing  in the state of its incorporation  or  organization,  (b) maintain its current  legal form of business as shown on the guaranty  agreement  provided by
               Guarantor  to  Bank  in  connection  with  the  Loan,  and (c) as
               applicable,   qualify   and   remain   qualified   as  a  foreign
               corporation,  general partnership,  limited partnership,  limited liability  partnership  or  limited  liability  company  in  each jurisdiction in which such qualification is required.
         4.02. [INTENTIONALLY OMITTED]
         4.03. COMPLY  WITH LAWS.  Comply in all  respects  with all  applicable
               laws,  rules,   regulations,   and  orders   including,   without
               limitation,   paying  before  the   delinquency   of  all  taxes,
               assessments,  and  governmental  charges imposed or assessed upon
               Guarantor or upon  Guarantor's  property,  and all  Environmental
               Laws.
         4.04. REPORTING REQUIREMENTS. Furnish to the Bank:
               ANNUAL  FINANCIAL  STATEMENTS:  As soon as available and not more than one hundred  twenty  (120) days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the  financial
               position,   all  in  reasonable   detail,  and  all  prepared  in
               accordance  with  GAAP   consistently   applied.   The  financial
               statements must be of the following quality or better: Audited.
               NOTICE OF LITIGATION: Promptly after the receipt by Guarantor, or by Borrower of which  Guarantor has  knowledge,  of notice of any action,  suit,  and proceeding  before any court or  governmental agency of any type which, if determined  adversely,  could have a material adverse effect on the financial  condition,  properties, or operations of the Guarantor or Borrower, as appropriate.
         4.05. [INTENTIONALLY OMITTED]
         4.06. OTHER INFORMATION: Furnish such other information as the Bank may from time to time reasonably request.

SECTION 5 FINANCIAL COVENANTS

The Borrower  covenants  and agrees that from the date hereof  until  payment in full of all indebtedness  and the performance of all obligations  under the Loan
Documents,  the Borrower  shall at all times  maintain the  following  financial covenants and ratios all in accordance with GAAP unless otherwise specified:
         TANGIBLE  NET  WORTH.  A  minimum  tangible  net worth of not less than
         $4,400,000 through December 31, 2005, and increasing by at least 50% of after tax profit over the prior fiscal year-end result each fiscal year
         thereafter.   Tangible  Net  Worth  is  defined  as  net  worth,   plus
         obligations  contractually  subordinated  to debts owed to Bank,  minus
         goodwill,   contract  rights,   and  assets   representing   claims  on
         stockholders or affiliated entities.
         DEBT TO WORTH.  Borrower  shall  maintain a maximum  Debt/Tangible  Net
         Worth  Ratio of 2.0:1 for the term of the  loan.  This  ratio  shall be defined as total  liabilities  divided by tangible net worth.  Tangible
         Net Worth is  defined  as net  worth,  plus  obligations  contractually subordinated to debts owed to Bank,  minus goodwill,  contract  rights, and assets representing claims on stockholders or affiliated entities.

SECTION 6 NEGATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment in full of all  indebtedness  and  performance  of all  obligations  under the Loan
Documents,  the Borrower  shall not,  without the prior  written  consent of the
Bank:
         6.01. LIENS. Create, incur, assume, or suffer to exist any lien upon or with respect to any of Borrower's properties,  or the properties of any
         Pledgor securing payment of the Loan, now owned or hereafter  acquired, except:
               (a) Liens and security interests in favor of the Bank;
               (b) Liens for taxes not yet due and  payable or  otherwise  being contested  in good faith and for which  appropriate  reserves are maintained;
               (c)  Other  liens  imposed  by law not yet  due and  payable,  or otherwise being contested in good faith and for which appropriate reserves are maintained;
               (d) Purchase money security  interests on any property  hereafter acquired,  provided  that  such  lien  shall  attach  only to the property acquired.
               (e) Liens and security interests incurred by refinancing existing debt on real property.
         6.02. DEBT. Create, incur, assume, or suffer to exist any debt, except:
               (a) Debt to the Bank;
               (b) Debt  outstanding  on the date  hereof  and shown on the most recent financial statements submitted to the Bank;
               (c) Accounts payable to trade creditors  incurred in the ordinary course of business;
               (d) Debt secured by purchase money security interests as outlined above in Section 6.01 (e);
               (e)  Additional  debt not to exceed  $1,000,000  in the aggregate during any fiscal year of the Borrower.
         6.02  CAPITAL EXPENDITURES. Expenditures for fixed assets in any fiscal year shall not exceed in the aggregate the sum of $500,000.
         6.03. CHANGE OF LEGAL FORM OF  BUSINESS;  PURCHASE  OF  ASSETS.  Change
         Borrower's  name or the  legal  form of  Borrower's  business  as shown above, whether by merger,  consolidation,  conversion or otherwise, and
         Borrower shall not purchase all or  substantially  all of the assets or business of any Person.
         6.04. LEASES.  Create,  incur,  assume,  or suffer to exist any leases, except:
               (a) Leases outstanding on the date hereof and showing on the most recent financial statement submitted to the Bank;
               (b) Operating  Leases for machinery and equipment which do not in the  aggregate  require  payments  in excess of  $100,000  in any fiscal year of the Borrower.
         6.05. GUARANTIES. Assume, guarantee, endorse, or otherwise be or become directly or contingently  liable for obligations of any Person,  except guaranties  by  endorsement  of negotiable  instruments  for deposit or collection or similar transactions in the ordinary course of business.
         6.06. TRANSFER OF OWNERSHIP.  If Borrower is a corporation,  (a) issue, transfer  or sell any new class of stock,  or (b)  issue,  transfer  or sell,  in the  aggregate,  from its  treasury  stock  and/or  currently authorized but unissued shares of any class of stock,  more than 10% of the total  number of all such issued and  outstanding  shares as of the

                                       -3-

                                      BB&T
                                 LOAN AGREEMENT

         date of this Agreement.  If Borrower is a general partnership,  limited
         partnership,   limited  liability   partnership  or  limited  liability
         company, issue, transfer or sell any interest in Borrower.

SECTION 7 HAZARDOUS MATERIALS AND COMPLIANCE WITH ENVIRONMENTAL LAWS

         7.01.  INVESTIGATION.  Borrower  hereby  certifies that it has exercised due diligence to ascertain whether its real property, including without limitation  the  Mortgaged  Property,  is or has been  affected  by the presence  of  asbestos,  oil,  petroleum  or other  hydrocarbons,  urea formaldehyde,  PCBs,  hazardous or nuclear waste,  toxic  chemicals and substances,  or other  hazardous  materials  (collectively,  "Hazardous
         Materials"),  as defined in  applicable  Environmental  Laws.  Borrower represents  and  warrants  that there are no such  Hazardous  Materials contaminating  its real  property,  nor have  any such  materials  been released on or stored on or improperly disposed of on its real property during its ownership,  occupancy or operation thereof.  Borrower hereby agrees that, except in strict compliance with applicable  Environmental
         Laws,   it  shall  not  knowingly   permit  any  release,   storage  or
         contamination  as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any  underground  storage tanks on any of its real property,  including the Mortgaged  Property  which are not  registered with the  appropriate  Federal  and/or State agencies and which are not properly  equipped and maintained in accordance with all  Environmental
         Laws.  If  requested  by Bank,  Borrower  shall  provide  Bank with all
         necessary   and   reasonable   assistance   required  for  purposes  of
         determining  the  existence  of Hazardous  Materials  on the  Mortgaged
         Property, including allowing Bank access to the Mortgaged Property, and access to Borrower's  employees  having  knowledge of, and to files and records within Borrower's  control relating to the existence,  storage, or release of Hazardous Materials on the Mortgaged Property.
         7.02.  COMPLIANCE.   Borrower  agrees  to  comply  with  all  applicable
         Environmental Laws, including,  without limitation,  all those relating to Hazardous  Materials.  Borrower  further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on the Mortgaged Property and to pursue diligently to completion all appropriate  and/or required remedial action in the event of such release.
         7.03.  REMEDIAL  ACTION.   Bank  shall  have  the  right,  but  not  the
         obligation, to undertake all or any part of such remedial action in the event of a release of Hazardous Materials on the Mortgaged Property and to add any expenditures so made to the principal  indebtedness  secured by the  Security  Deed.  Borrower  agrees  to  indemnify  and hold Bank harmless  from  any  and  all  loss  or  liability  arising  out of any violation of the representations,  covenants, and obligations contained in this  Section 7, or  resulting  from the  recording  of the Security
         Deed.

SECTION 8 EVENTS OF DEFAULT

The following shall be "Events of Default" by Borrower or any Guarantor:
         8.01.  The  failure  to  make  prompt  payment  of any  installment  of principal  or interest on any of the Note(s)  when due or payable,  and the continuation of such failure for a period of 10 days.
         8.02. Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.
         8.03. Should any report,  certificate,  financial statement,  or other document  furnished  prior to the execution of or pursuant to the terms of this  Agreement  prove  to be false or  misleading  in any  material respect.
         8.04. Should the Borrower or any Guarantor  default on the performance of any other obligation of indebtedness  when due or in the performance of any obligation incurred in connection with money borrowed, in either case  involving  indebtedness  on  money  in an  amount  in  excess  of
         $100,000.
         8.05.  Should the  Borrower,  any  Guarantor or any Pledgor  breach any covenant, condition, or agreement made under any of the Loan Documents, and should  such  breach  continue  unremedied  for a period of 30 days after the Bank shall have given the Borrower  written  notice  thereof, provided however, in the event Borrower cannot complete the cure of the breach within such 30-day period, the Borrower shall have an additional period,  not to exceed 30 days to cure such breach,  provided  that the
         Borrower has commenced the cure of the breach during the initial 30-day period and  thereafter  diligently  pursues  the cure of such breach to completion  and provided  further,  that in no event shall the Borrower have a period of more than 60 days to cure such breach.
         8.06.  Should a custodian be appointed for or take possession of any or all of the  assets of the  Borrower  or any  Guarantor,  or should  the
         Borrower or any Guarantor either  voluntarily or  involuntarily  become subject to any insolvency proceeding, including becoming a debtor under the United  States  Bankruptcy  Code,  any  proceeding  to dissolve the
         Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the  Borrower or any  Guarantor  make an  assignment  for the benefit of creditors,  or should there be an attachment,  execution, or other  judicial  seizure of all or any portion of the Borrower's or any
         Guarantor's  assets,  including  an action or  proceeding  to seize any funds  on  deposit  with  the  Bank,  and  in  the  case  of  any  such appointment,  proceeding,  attachment,  execution  or  seizure  that is involuntary, the same is not discharged or stayed within 60 days.
         8.07.  Should  final  judgment  for the  payment  of money be  rendered against the Borrower or any Guarantor which is not covered by insurance and  shall  remain  undischarged  for a period of 30 days  unless  such judgment or execution thereon be effectively stayed.
         8.08.  Upon  the  death  of,  or   termination   of  existence  of,  or
         dissolution of, any Borrower, Pledgor or Guarantor.
         8.09.  Should any lien or security  interest  granted to Bank to secure payment  of the  Note(s)  terminate,  fail for any  reason  to have the priority agreed to by Bank on the date granted,  or become  unperfected or invalid for any reason, provided that such failure is not the result of gross negligence on the part of the Bank.

SECTION 9 REMEDIES UPON DEFAULT

Upon the  occurrence of any of the above listed Events of Default,  the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:
         9.01.  Declare the balance(s) of the Note(s) to be immediately  due and payable,  both  as to  principal  and  interest,  without  presentment, demand,  protest,  or  notice  of any  kind,  all of which  are  hereby expressly  waived by Borrower and, each Guarantor,  and such balance(s)
         shall accrue interest at the Default Rate as provided herein until paid in full;
         9.02.  Require  the  Borrower  or  Guarantor(s)  to  pledge  additional collateral to the Bank from the  Borrower's or any  Guarantor's  assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank's sole discretion;
         9.03.  Take  immediate  possession  of and  foreclose  upon  any or all collateral  which  may be  granted  to the  Bank  as  security  for the indebtedness  and  obligations  of Borrower or any Guarantor  under the
         Loan Documents;
         9.04.  Exercise any and all other rights and remedies  available to the
         Bank  under  the  terms  of the  Loan  Documents  and  applicable  law, including the Georgia Uniform Commercial Code;

                                       -4-

                                      BB&T
                                 LOAN AGREEMENT

         9.05.  Any  obligation  of the Bank to advance funds to the Borrower or any other  Person  under the terms of under the  Note(s)  and all other obligations,  if any,  of the  Bank  under  the  Loan  Documents  shall immediately  cease and terminate  unless and until Bank shall reinstate such obligation in writing.

SECTION 10 MISCELLANEOUS PROVISIONS

         10.01. DEFINITIONS.
               "BORROWING  BASE" shall mean the lesser of (i) $3,500,000 or (ii)
               the  Total  Available  Loan Base  shown on the Loan  Base  Report furnished  by  Borrower to Bank on or before the 20th day of each
               Month  as long as this  Agreement  shall  remain  in  force.  The percentages of acceptable  collateral,  as defined by Bank, which will be used to determine the Total Available Loan Base, shall be the following: Eligible Inventory - 75%; Insured Foreign Accounts
               Receivable -90%.
               "DEFAULT  RATE"  shall  mean a rate of  interest  equal to Bank's
               Prime  Rate plus five  percent  (5%) per annum (not to exceed the legal  maximum  rate)  from  and  after  the  date of an Event of
               Default   hereunder   which  shall  apply,  in  the  Bank's  sole
               discretion,  to all sums owing, including principal and interest, on such date.
               "LOAN DOCUMENTS" shall mean this Agreement including any schedule
               attached  hereto,   the  Note(s),   the  Security  Deed(s),   the
               Mortgage(s),  the Deed(s) of Trust, the Security Agreement(s),the
               Assignment(s) of Leases and Rents, all UCC Financing  Statements,
               the Guaranty Agreement(s), and all other documents, certificates,
               and  instruments  executed  in  connection  therewith,   and  all
               renewals,   extensions,    modifications,    substitutions,   and
               replacements thereto and therefore.
               "PERSON"  shall  mean an  individual,  partnership,  corporation, trust,  unincorporated  organization,  limited liability company, limited liability partnership,  association,  joint venture, or a government agency or political subdivision thereof.
               "GAAP" shall mean  generally  accepted  accounting  principles as established by the Financial  Accounting  Standards  Board or the
               American  Institute of Certified Public  Accountants,  as amended and supplemented from time to time.
               "PRIME RATE" shall mean the rate of interest per annum  announced by the Bank from  time to time and  adopted  as its  Prime  Rate, which is one of several  rate  indexes  employed by the Bank when extending  credit,  and may not  necessarily be the Bank's lowest lending rate.
         10.02.  NON-IMPAIRMENT.  If any one or more provisions contained in the
         Loan Documents shall be held invalid,  illegal, or unenforceable in any respect,  the validity,  legality,  and enforceability of the remaining provisions  contained  therein  shall  not in any  way be  affected  or impaired thereby and shall otherwise remain in full force and effect.
         10.03.  APPLICABLE  LAW.  The  Loan  Documents  shall be  construed  in accordance with and governed by the laws of the State of Georgia.
         10.04. WAIVER. Neither the failure or any delay on the part of the Bank in  exercising  any  right,  power  or  privilege  granted  in the Loan
         Documents  shall operate as a waiver  thereof,  nor shall any single or partial  exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.
         10.05.  MODIFICATION.  No  modification,  amendment,  or  waiver of any provision of any of the Loan  Documents  shall be  effective  unless in writing and signed by the Borrower and Bank.
         10.06.  PAYMENT  AMOUNT  ADJUSTMENT.  In the  event  that  any  Loan(s)
         referenced  herein  has a  variable  (floating)  interest  rate and the interest rate increases,  Bank, at its sole discretion, may at any time adjust  the  Borrower's  payment  amount(s)  to  prevent  the amount of interest  accrued  in a given  period to exceed  the  periodic  payment amount or to cause the  Loan(s) to be repaid  within the same period of time as originally agreed UPON.
         10.07.  STAMPS and Fees.  The  Borrower  shall pay all federal or state stamps,  taxes,  or other fees or  charges,  if any are  payable or are determined  to be  payable  by reason of the  execution,  delivery,  or issuance of the Loan Documents or any security granted to the Bank; and
         the Borrower and  Guarantor  agree to indemnify  and hold  harmless the
         Bank against any and all liability in respect thereof.
         10.08.  ATTORNEYS'  FEES.  In the event the  Borrower or any Pledgor or
         Guarantor  shall  default in any of its  obligations  hereunder and the
         Bank  believes  it  necessary  to employ an  attorney  to assist in the enforcement  or collection of the  indebtedness  of the Borrower to the
         Bank,  to enforce the terms and  provisions of the Loan  Documents,  to modify  the Loan  Documents,  or in the event the Bank  voluntarily  or otherwise  should  become  a  party  to any  suit or  legal  proceeding
         (including a  proceeding  conducted  under the  Bankruptcy  Code),  the
         Borrower and Guarantors agree to pay the reasonable  attorneys' fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank.  The Borrower and  Guarantor  shall be liable for such attorneys' fees and costs whether or not any suit or proceeding is actually commenced.
         10.09. BANK MAKING REQUIRED PAYMENTS.  In the event Borrower shall fail to maintain  insurance,  pay taxes or  assessments,  costs and expenses which  Borrower  is,  under  any of the  terms  hereof  or of any  Loan
         Documents,  required to pay, or fail to keep any of the  properties and assets constituting collateral free from new security interests, liens, or encumbrances,  except as permitted herein,  Bank may at its election make expenditures for any or all such purposes and the amounts expended together  with  interest  thereon at the  Default  Rate,  shall  become immediately  due and payable to Bank,  and shall have benefit of and be secured by the collateral;  provided,  however, the Bank shall be under no duty or obligation to make any such payments or expenditures.
         10.10.  RIGHT OF OFFSET.  Any indebtedness  owing from Bank to Borrower may be set off and applied by Bank on any  indebtedness or liability of
         Borrower  to Bank,  at any time and from time to time  after  maturity, whether by acceleration  or otherwise,  and without demand or notice to
         Borrower.  Bank may sell  participations  in or make assignments of any
         Loan made under  this  Agreement,  and  Borrower  agrees  that any such participant  or  assignee  shall  have the same  right of  setoff as is granted to the Bank herein.
         10.11.  UCC  AUTHORIZATION.  Borrower  authorizes Bank to file such UCC
         Financing  Statements  describing the collateral in any location deemed necessary and appropriate by Bank.
         10.12.  MODIFICATION AND RENEWAL FEES. Bank may, at its option,  charge any fees for modification,  additional advance, renewal,  extension, or amendment of any terms of the Note(s)as permitted by law.
         10.13.  CONFLICTING  PROVISIONS.  If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s) or Security
         Agreement(s),  the provisions of such Note(s) or Security Agreement(s), as  appropriate,  shall  take  priority  over  any  provisions  in this
         Agreement.
         10.14.  NOTICES.  All notices,  requests,  demands,  waivers, and other communications  given as provided in this Agreement will be in writing, and unless otherwise  specifically provided in this Agreement,  will be deemed to have been given:  (i) if delivered in person,  upon delivery, or (ii) if mailed by certified or  registered  mail,  postage  prepaid, return receipt  requested,  and addressed to either Borrower or Bank at the addresses  provided below on the second  business day after deposit in the United  States Mail if  addressed  to an address  located in the same State in which the notice is being mailed or on the third business day after  deposit in the United States Mail if addressed to an address located  within a State  other  than the State in which  the  notice is being mailed,  or (iii) if sent by overnight  express delivery service, enclosed in a prepaid envelope and addressed to Bank or Borrower at the address  provided  below,  on the first business day after deposit with the  service,  or (iv) if sent by  tested  telex,  telegram,  telecopy, facsimile, or other form of rapid transmission confirmed by mailing (as provided in this section),  at substantially the same time as the rapid transmission. Either Borrower or Bank may change its respective address as provided in this section by giving  written  notice of the change as provided in this section. The addresses for notice are:

               Notice to Borrower:   Lynch Systems, Inc.
                                     601 Independent Street
                                     Bainbridge, GA  39817

                                       -5-

                                      BB&T
                                 LOAN AGREEMENT

                                     Attention:  Chief Executive Officer

                                              and

                                     Lynch Corporation
                                     140 Greenwich Avenue, 4th Floor
                                     Greenwich, Connecticut  06830
                                     Attention:  Chief Executive Officer

               Notice to Bank:       Branch Banking and Trust Company
                                     3233 Thomasville Road
                                     Tallahassee, FL  32312
                                     Attn:  City Executive

         10.15. CONSENT TO JURISDICTION. Borrower hereby irrevocably agrees that any legal  action or  proceeding  arising  out of or  relating  to this
         Agreement may be instituted in the Superior  Court of any County in the
         State of Georgia in which Bank  maintains  an office,  or in any United
         States District Court in Georgia,  or in such other  appropriate  court and venue as Bank may choose in its sole discretion.  Borrower consents to the jurisdiction of such courts and waives any objection relating to the  basis  for  personal  or in rem  jurisdiction  or to  venue  which
         Borrower  may  now or  hereafter  have  in any  such  legal  action  or proceedings.
         10.16.  COUNTERPARTS.  This  Agreement  may be  executed by one or more parties  on any  number  of  separate  counterparts  and  all  of  such counterparts  taken  together shall be deemed to constitute one and the same instrument.
         10.17. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement between  Borrower and Bank with respect to the Loans,  and there are no oral or  parol  agreements  existing  between  Bank and  Borrower  with respect  to the  Loans  which are not  expressly  set forth in the Loan
         Documents.
         10.18.  ASSIGNMENT BY BORROWER.  Borrower may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Bank,  which consent may be withheld by the Bank in its sole and absolute discretion.
         10.19.  SUCCESSORS  AND  ASSIGNED  INCLUDED  PARTIES.  Whenever in this
         Agreement  a party  hereto is named or  referred  to, the heirs,  legal representatives,  successors  and  assigns  of such  parties  shall  be included,  and all covenants and agreements contained in this Agreement by or on behalf of  Borrower  or by or on behalf of Bank shall bind and adhere to the benefit of their respective heirs, legal representatives, successors and assigns whether so expressed or not.
         10.20. NO PARTNERSHIP OR JOINT VENTURE.  Borrower and Bank  acknowledge and agree that nothing contained in this Agreement or in the other Loan
         Documents,  and that  nothing  contained  in any  other  instrument  or document  between  Borrower and Bank  relating to the Loan or Mortgaged
         Property,  shall be construed  to establish  Borrower and Bank as joint ventures or partners.
         10.21. NO AGENCY.  Bank is not the agent or representative of Borrower, and Borrower is not the agent or representative of Bank, and nothing in this  Agreement  shall be  construed  to make Bank liable to anyone for goods  delivered to or labor or services  performed  upon the Mortgaged
         Property  or for debts or claims  accruing  against  Borrower  or Bank.
         Nothing herein shall be construed to create a relationship  of any kind between Bank and anyone supplying labor or materials or services for or to the Mortgaged Property.
         10.22. ADDENDA AND EXHIBITS. Any addenda, schedules, riders or exhibits to this  Agreement  shall be deemed  incorporated  herein by  reference thereto.

                         [SIGNATURES ON FOLLOWING PAGE]
                                 SIGNATURE PAGE

IN WITNESS  WHEREOF,  the Bank,  Borrower  and  Guarantor(s)  have  caused  this
Agreement to be duly executed under seal all as of the date first above written.

                           BORROWER IS A CORPORATION:

                                                   Lynch Systems, Inc.

Attest: /s/ Janet Grimsley                  By:    /s/ Brian Fabacher
        ---------------------------                ---------------------------
        Janet Grimsley                             Brian Fabacher
Title:  Secretary                           Title: President
        ---------------------------                ---------------------------
                                            By:
                                                   ---------------------------
(Corporate Seal)
                                            Title: ---------------------------

                     ADDITIONAL CO-BORROWERS OR GUARANTORS:

WITNESS:
                                                   Lynch Corporation

/s/                                                /s/ John C. Ferrara
---------------------------                        --------------------------- (SEAL)

---------------------------                        --------------------------- (SEAL)

                                            BRANCH BANKING AND TRUST COMPANY

Attest:  /s/                                By:    /s/ Sterling H. Luce
        ---------------------------                ---------------------------
                                                   Sterling H. Luce

(Corporate Seal)                            Title: Vice President
                                                   -----------------------------

                                      -6-